MSA Exhibit
Statement of Work # IH1.0 – STUPP
INOVA-2024-184 OSRPSD-2944

This Statement of Work (SOW) is by and between Inova Health Care Services, on behalf of its Office of Research at Inova (INOVA) and Ignite Proteomics, LLC (Ignite), and upon execution will be incorporated into the Master Services Agreement (Agreement) OSRPSD-2937 between INOVA and Ignite. Capitalized terms in this SOW will have the same meaning as set forth in the Agreement. All other terms and conditions of the Agreement will apply to this SOW.

INOVA hereby engages Ignite to provide Services, as follows:

1. Services.

Ignite will render INOVA the following Services:

Service #	Description of Service	Quantity
1	**Reverse Phase Protein Array (RPPA):** Design array layout; print test array; stain test array for total protein; calculate total protein content for each sample on test array; dilute samples to nearly equivalent total protein concentrations; print study arrays (with controls and established calibrator sets); stain study arrays for analytes of interest and for total protein content; analyze study arrays; determine biomarker +/- categorization by application of pre-specified percentile cutpoints for each of the 16 analytes (Appendix 1 of STUPP protocol).	16 Arrays for Selected Proteins (see Appendix)
2	**Custom CLIA-based Research Use Only (RUO) Reports:** Ignite will deliver up to twenty five (25) custom RUO data reports every two (2) weeks with biomarker positive/negative output determination provided for each of the 16 analytes for each patient In addition to provided: a. Raw Data b. Reference Population Data	Up to 600

2. Materials.

INOVA will provide to Ignite the following Materials for the Services:

Clinical tumor cell lysates shipped every two (2) weeks in batches of at least twenty five (25) samples per shipment until the maximum number of six hundred (600) total samples has been received by Ignite.

Ignite will deem samples with less than one hundrend (100) micrograms per mililiter total protein concentration as insufficient for analysis.

Specimen Disposition
Upon completion of Services, INOVA will instruct Ignite to either return all unused materials to INOVA at INOVA's expense or destroy all unused materials at Ignite's expense.

3. Project Term

The Project Term will start after:

a) The execution of this SOW by both Parties,
b) The receipt of an approved Purchase Order, and
c) Delivery of initial Materials.

The project term will end when the maximum agreed upon custom RUO data reports have been delivered to INOVA.

4. Turnaround Time and Volume.

Ignite will process one (1) batch of samples every two (2) weeks.
Ignite will deliver to INOVA up to twenty five (25) Custom RUO Data Reports every two (2) weeks.
Ignite will deliver Custom RUO Data Reports up to one (1) month from when the specified sample is printed.
Ignite will make print dates available to INOVA so that INOVA can coordinate sample receipt.

5. Ignite Contacts.

Justin Davis, Ph.D.
Vice President, Research & Development
[redacted]

Mike Vallone
Senior Director, Commercialization
[redacted]

Kayla Sparks, Ph.D.
Director, Clinical Affairs
[redacted]

6. INOVA Contact.

Office of Research at Inova

[redacted]

[redacted]

7. Compensation.

The total compensation due to Ignite for Services under this Statement of Work will not exceed a maximum contract value of $420,000.00 US Dollars. The parties agree that the compensation reflects the fair market value of the Services rendered hereunder. INOVA and Ignite must agree in advance of either party making any change in compensation. Ignite will invoice INOVA for services rendered via the following instructions:

If submitted via email:

"Sponsor" email ResearchBusinessOffice@inova.org

- all invoices sent via email should be in PDF format
- all invoices shall include all the pertinent back up documents
- all invoices shall include our reference# INOVA-2024-184

If submitted via physical mail:

Office of Research at Inova
8095 Innovation Park Drive, Building D
Fairfax, Virginia 22031
Attn: Research Business Office
Please include our reference: INOVA-2024-184

All invoices must contain the following information in order for them to be processed efficiently:

- Invoice number
- Invoice date
- References to:
  - o Inova tracking number: INOVA-2024-184
  - o Purchase Order number
  - o the particular Scope of Work
- Description of service with itemization
- Deliverables
- Total amount due
- All the pertinent backup documentation such as copies of receipts, etc.
- Payee name and tax identification number
- Payment address
- Contact person for any invoice-related questions

All invoices will reference the applicable PO Number (provided by separate cover) and all undisputed portions of such invoice will be due within forty-five (45) days from the date of the invoice. All undisputed amount(s) for work that is fully completed and documented not paid by INOVA when due, shall accrue interest from the applicable due date until paid, at the rate of one and one half percent (1.5%) per month, if the invoices include the appropriate cost center and are sent to the correct address.

Payment schedule is to be as follows:

The "starter set" value of $17,500 will be invoiced upon execution of this Statement of Work.
For the remainder of the project term Ignite will invoice INOVA monthly for the number of data reports delivered.

Service #	Description of Service	Quantity	Unit Price	Total
1	Reverse Phase Protein Array	600	$700	$420,000
2	Batched Research Use Only Data Reports	600	included	included
3	Antibody Validation	TBD	included	included
		Contract Maximum		$420,000
		TOTAL DUE AT SIGNING ("starter set")		**$17,500**

STATEMENT OF WORK AGREED TO AND ACCEPTED BY:

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Appendix

Proteins selected for SOW # IH1.0

The analytes from initial panel can be subject to change upon agreement of both parties.

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